                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                          -----------------------------


     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                          -----------------------------


       Date of Report (Date of earliest event reported): September 6, 2001


                             VEECO INSTRUMENTS INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


       DELAWARE                         0-16244                 11-2989601
----------------------------       -------------------       -----------------
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
     OF INCORPORATION)                 FILE NUMBER)          IDENTIFICATION NO.)


     100 SUNNYSIDE BOULEVARD, WOODBURY, NEW YORK                     11797
     ------------------------------------------------           ---------------
    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


Registrant's telephone number, including area code:             (516) 677-0200

                                 NOT APPLICABLE.
         --------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)
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Item 5.  Other Events.

Veeco Instruments Inc. (the "Company") previously announced that it had entered into an Agreement and Plan of Merger, dated as of September 6, 2001 (the "Merger Agreement"), by and among the Company, Veeco Acquisition Corp. ("Acquisition"), Applied Epi, Inc. ("Applied Epi"), the shareholders of Applied Epi listed on the signature pages thereto and Paul E. Colombo, as Stockholders' Representative. In connection with the Merger Agreement, the Company and American Stock Transfer and Trust Company, as rights agent (the "Rights Agent"), entered into an amendment dated as of September 6, 2001 to the Rights Agreement, dated as of March 13, 2001, between the Company and the Rights Agent. The terms of the amendment are set forth in the Amendment to Rights Agreement attached as Exhibit
4.1 to this Current Report on Form 8-K and incorporated herein by reference.

On September 17, 2001, the Company consummated the transactions contemplated by the Merger Agreement. Pursuant to the Merger Agreement, Acquisition merged with and into Applied Epi. As a result, Applied Epi became a wholly-owned subsidiary of the Company. Under the Merger Agreement, the stockholders of Applied Epi became entitled to receive an aggregate of 3,883,460 shares of common stock of the Company and $29.8 million in cash. The merger consideration was determined by arms-length negotiations among the respective parties. The cash portion of the merger consideration was paid out of the Company's available cash. The merger will be accounted for using the purchase method of accounting.

On September 19, 2001 Veeco issued a press release announcing the closing of the transactions contemplated by the Merger Agreement.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         a.       Financial Statements of Business Acquired

                  To be filed by amendment on or before December 1, 2001.

         b.       Pro Forma Financial Information

                  To be filed by amendment on or before December 1, 2001.

         c.       Exhibits


                      EXHIBIT NO.       DESCRIPTION OF DOCUMENT
                  --------------------- --------------------------------------

                          4.1 Amendment to Rights Agreement, dated as of September 6, 2001, between Veeco Instruments Inc. and American Stock Transfer and Trust Company, as rights agent.

                          99.1          Veeco Press Release dated September 19,
                                        2001 as


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                                        filed with the Securities and
                                        Exchange Commission pursuant to Rule
                                        425.



                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

September 21, 2001

                                        VEECO INSTRUMENTS INC.
                                        (Registrant)


                                         By: /S/ GREGORY A. ROBBINS
                                         -----------------------------------
                                             Gregory A. Robbins
                                             Vice President and General Counsel



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



                                  EXHIBIT INDEX



                      EXHIBIT NO.       DESCRIPTION OF DOCUMENT

                          4.1 Amendment to Rights Agreement, dated as of September 6, 2001, between Veeco Instruments Inc. and American Stock Transfer and Trust Company, as rights agent.

                          99.1 Veeco Press Release dated September 19, 2001 as filed with the Securities and Exchange Commission pursuant to Rule 425.


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